EXHIBIT 99.1


                                 MASTERBEAT, LLC

                              Financial Statements
                For the Period from Inception (December 31, 2007)
                              to December 31, 2008

         (With Report of Independent Registered Public Accounting Firm)




                           Lake and Associates, CPA's
                          Certified Public Accountants

                                 MASTERBEAT, LLC
                          INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           ----
Report of Independent Registered Public Accounting Firm                     F-1

Balance Sheet                                                               F-2

Statement of Operations                                                     F-3

Statement of Changes in Members' Equity                                     F-4

Statement of Cash Flows                                                     F-5

Notes to Financial Statements                                               F-6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Members of Masterbeat LLC

We have audited the accompanying balance sheets of Masterbeat LLC, as of December 31, 2008 and 2007, and the related statements of income, members' equity, and cash flows the year ended December 31, 2008 and the period December 13, 2007 (inception) to December 31, 2007. Masterbeat LLC's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Masterbeat LLC as of December 31, 2008 and December 31, 2007 and the results of its operations and its cash flows for the year ended December 31, 2008 and the period December 13, 2007 (inception) to December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed further in Note 4, the Company has incurred a significant loss. The Company's viability is dependent upon its ability to obtain future financing and the success of its future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Lake & Associates CPA's LLC
-------------------------------------
Lake & Associates CPA's LLC
Schaumburg, Illinois
March 17, 2010

                                 MASTERBEAT, LLC
                                  BALANCE SHEET
                        As of December 31, 2008 and 2007

                                                        Audited
                                                         2008             2007
                                                       --------         --------
Assets

Current assets
  Cash                                                 $     --         $     --
  Accounts receivable, net of allowance of $20,875
   and $0 as of December 31, 2008 and 2007               64,550               --
                                                       --------         --------

      Total current assets                               64,550               --

Fixed assets, net                                       121,541               --

Intangible asset, net                                   276,686               --

Other assets
  Security deposit                                       15,000               --
                                                       --------         --------

Total Assets                                           $477,777         $     --
                                                       ========         ========

Liabilities and Members' Equity

Current liabilities
  Bank overdraft                                       $ 13,503         $     --
  Accounts payable and accrued liabilities              251,677               --
                                                       --------         --------
      Total Liabilities                                 265,180               --

Members' Equity                                         212,597               --
                                                       --------         --------

Total Liabilities and Members' Equity                  $477,777         $     --
                                                       ========         ========


   The accompanying notes are an integral part of these financial statements.

                                 MASTERBEAT, LLC
                             STATEMENT OF OPERATIONS
                 For the Years Ended December 31, 2008 and 2007

                                              Audited
                                                2008                   2007
                                            ------------           ------------

REVENUE                                     $    643,631           $         --
                                            ------------           ------------

COST OF SALES                                    243,561                     --
                                            ------------           ------------

GROSS PROFIT                                     400,070                     --
                                            ------------           ------------

OPERATING EXPENSES
  Depreciation and amortization                   80,423                     --
  General and administrative                   1,549,570                     --
  Professional fees                               14,920                     --
                                            ------------           ------------
      Total Operating Expenses                 1,644,913                     --

Net loss before income taxes                  (1,244,843)                    --
                                            ------------           ------------

Income taxes                                     (12,596)                    --
                                            ------------           ------------

Net loss                                    $ (1,257,439)          $         --
                                            ============           ============


   The accompanying notes are an integral part of these financial statements.

                                 MASTERBEAT, LLC
                     STATEMENT OF CHANGES IN MEMBERS' EQUITY
                      For the Year Ended December 31, 2008

                                                                      Audited
                                                                       2008
                                                                   -----------

Members' Equity, December 31, 2007                                 $        --

Net Loss                                                            (1,257,439)
Members' contributions                                               1,532,754
Members' distributions                                                 (62,718)
                                                                   -----------

Members' Equity, December 31, 2008                                 $   212,597
                                                                   ===========


   The accompanying notes are an integral part of these financial statements.

                                 MASTERBEAT, LLC
                             STATEMENT OF CASH FLOWS
                  For the Year Ended December 31, 2008 and 2007

                                                                      Audited
                                                                       2008                   2007
                                                                   ------------           ------------
OPERATING ACTIVITIES
  Net loss                                                         $ (1,257,439)          $         --
  Adjustments to reconcile net loss to net
   cash provided by operating activities:
     Amortization and depreciation                                       80,423                     --
  Changes in operating assets and liabilities:
     Increase in accounts receivable                                    (64,550)                    --
     Increase in deposits                                               (15,000)                    --
     Decrease in accounts payable and accrued liabilities               251,677                     --
                                                                   ------------           ------------
NET CASH USED BY OPERATING ACTIVITIES                                (1,004,889)                    --
                                                                   ------------           ------------

INVESTING ACTIVITIES
  Acquisition of fixed assets                                          (166,150)                    --
  Investment in intangible asset                                       (312,500)                    --
                                                                   ------------           ------------
NET CASH USED BY INVESTING ACTIVITIES                                  (478,650)                    --
                                                                   ------------           ------------

FINANCING ACTIVITIES
  Members' contributions                                              1,532,754                     --
  Members' distributions                                                (62,718)                    --
                                                                   ------------           ------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                             1,470,036                     --
                                                                   ------------           ------------

NET DECREASE IN CASH DURING YEAR                                        (13,503)                    --

CASH, BEGINNING OF YEAR                                                      --                     --
                                                                   ------------           ------------

CASH (OVERDRAFT), END OF YEAR                                      $    (13,503)          $         --
                                                                   ============           ============

SUPPLEMENTAL DISCLOSURES
  Interest paid                                                    $         --           $         --
                                                                   ============           ============


   The accompanying notes are an integral part of these financial statements.

                                 MASTERBEAT, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008


NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

Masterbeat, LLC (the "Company") is a California Limited Liability Company formed on December 13, 2007, the Company was organized as a limited liability company ("LLC") with three members. The Company is primarily an online music download service specializing in "Hip-Hop", dance and electronica music. The Company also hosts parties and events, provides disc jockey services, acts as ticket agent for events hosted by others and operates a website that provides photo enlargement services and the printing of posters, signs and banners.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States.

Use of Estimates:

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Cash and Cash Equivalents:

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less. At various times during the fiscal year, the Company's cash and cash equivalents in bank balances may exceed the Federally insured limits.

Accounts Receivable:

Accounts receivable consist mainly of unprocessed credit card sales from music downloads, event ticket sales and online poster sales. The Company establishes an allowance for uncollectable accounts receivable based on the age of outstanding invoices and management's evaluation of the collectability of outstanding balances.

                                 MASTERBEAT, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fixed Assets:

Fixed assets, consisting mainly of computer equipment, software and office equipment and furniture, are stated at cost, net of accumulated depreciation which is calculated using the straight-line method over the estimated useful lives generally ranging from 5 to 7 years.

Web Site Development Costs:

The Company has incurred internal web site development costs during the development, implementation and operational stages. Specific activities include initial planning and research, coordination of design, engineering, integration and design modifications, web site customizing and revisions, etc. These costs were expensed or capitalized in accordance with FASB ASC 350-40(SOP 98-01, "Accounting for the Costs of Computer Software Developed or Obtained for
Internal Use") and FASB ASC 350-50(EITF 00-02, "Accounting for Web Site Development Costs").

Long-Lived Assets:

FASB ASC 360-10 (Prior Authoritative Literature: Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets), requires that we evaluate our long-lived assets for financial impairment on a regular basis. We evaluate the recoverability of long-lived assets not held for sale by measuring the carrying amount of the assets against the estimated undiscounted future cash flows associated with them. If such evaluations indicate that the future discounted cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair values. The useful lives assigned to the Company's internal-use website were based on management's assessment of when standard maintenance and software updates would no longer allow the website to perform at a level consistent with market expectations and competitor's offerings.

Revenue Recognition:

We recognize revenue when persuasive evidence of an arrangement exists, the fee is fixed or determinable, collectability is reasonably assured and delivery has occurred. Revenues transacted from on-line platforms relating to audio download and poster printing services are recognized at the point of sale.

                                 MASTERBEAT, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued):

Agent revenues are recognized in accordance with FASB ASC 605-45 (Prior authoritative literature: EITF 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent"). Agent revenues are derived from ticket sales where we are not the merchant of record and where the prices of our services are fixed at the point of sale. Agent revenue is comprised of service fees and customer processing fees and are reported at the net amounts received, without any associated cost of revenue.

Amounts billed to customers in sales transactions related to shipping and handling are classified as revenue in accordance with FASB ASC 605-45 (Prior authoritative literature EITF 00-10, "Accounting for Shipping and Handling Fees and Costs"). The actual cost to the Company is recognized as an operating expense.

Fair Value of Financial Instruments:

The carrying value of cash and cash equivalent, accounts receivable, other assets, accounts payable and other liabilities approximate their fair value because of the short maturity of these instruments.

Advertising costs:

Advertising costs are generally expensed as incurred and are included in selling and marketing expenses in the accompanying statement of operations. During the year ended December 31, 2008, $218,296 of advertising costs were incurred.

Income Taxes:

As a LLC, the Company is treated as a partnership for federal and state income tax purposes and accordingly, income and expenses flow through to the individual members' income tax returns. However, the Company is subject to a California minimum annual tax of $800 and an annual LLC fee based on gross receipts. The LLC fees amounted to $12,596 for the year ended December 31 2008.

Accounts Payable and Accrued Liabilities:

Accounts payable and accrued liabilities are comprised of operating expenses recognized in the Company's statements of income and members' equity (deficit) that remained unpaid at the Company's period-end financial reporting dates. The amounts contained within the balance have payment terms of 12 months or less.

                                 MASTERBEAT, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements:

In December 2007, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Codification ("ASC") 805 (Prior authoritative literature:
Statement of Financial Accounting Standards ("SFAS") No. 141(R), Business Combinations, which replaces SFAS No. 141). ASC 805 establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired. The statement also establishes disclosure requirements which will enable users to evaluate the nature and financial effects of the business combination. ASC 805 is effective for calendar year companies on January 1, 2009. We do not anticipate that the adoption of ASC 805 will have a material effect on accounting for business combinations once adopted, but the effect is dependent upon acquisitions at that time.

In March 2008, the FASB issued ASC 815-10 (Prior authoritative literature: SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, and amendment of SFAS No. 133). This statement will require additional disclosures about how and why we use derivative financial instruments, how derivative instruments and related hedged items are accounted for under ASC 815 (Prior authoritative literature: SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended and interpreted), and how derivative instruments and related hedged items affect our financial position, results of operations, and cash flows. ASC 815-10 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008; however early adoption is encouraged, as are comparative disclosures for earlier periods. We do not believe that the adoption of ASC 815-10 will have a material impact on our financial statements.

In April 2008, the FASB issued ASC 350-30 (Prior authoritative literature: FASB Staff Position No. 142-3, Determination of the Useful Life of Intangible Assets). ASC 350-30 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under ASC 350 (Prior authoritative literature: SFAS No. 142, "Goodwill and Other Intangible Assets") and also requires expanded disclosure related to the determination of intangible asset useful lives. ASC 350-30 is effective for fiscal years beginning after December 15, 2008. Early adoption is prohibited. We do not believe the adoption of ASC 350-30 will have a material impact on our financial statements.

                                 MASTERBEAT, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements (Continued):

In May 2009, the FASB issued FASB ASC 855-10 (prior authoritative literature, SFAS No. 165, "Subsequent Events"). FASB ASC 855-10 established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. FASB ASC 855-10 is effective for interim or annual financial periods ending after June 15, 2009. We do not believe the adoption of ASC 350-30 will have a material impact on our financial statements.

In June 2009, the FASB issued FASB ASC 105-10 (prior authoritative literature, SFAS No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles--a replacement of SFAS No. 162). FASB ASC 105-10 replaces SFAS 162 and establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. FASB ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. As such, the Company is required to adopt this standard in the current period. Adoption of FASB ASC 105-10 did not have a significant effect on the Company's consolidated financial statements.

In June 2009, the FASB issued guidance under ASC 860 (Prior authoritative literature: SFAS No. 166, "Accounting for Transfers of Financial Assets"), which will require more information about transfer of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a "qualifying special-purpose entity", changes the requirements for derecognizing financial assets and requires additional disclosures. This ASC will be effective for fiscal years beginning after November 15, 2009. The Company will adopt the provision of this ASC effective January 1, 2010 and is currently evaluation the impact, if any, on its financial statements.

                                 MASTERBEAT, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008


NOTE 3 - COMMITMENTS AND CONTINGENCIES

Leases:

The Company has entered into a property lease agreement to lease office space in a City of Los Angeles, California office complex. The lease term expires after five years and each year's base rent is increased by the consumer price index for Urban Wage Earners and Clerical Workers for Los Angeles, Riverside and Orange County per the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor. In addition to base rent the company is charged common area maintenance (CAM) which varies on a month to month basis. Management estimates the monthly CAM expense to be $2,100. The Company also rents parking spaces from the lessor at a monthly cost of $510. The property lease expense for the year ended December 31, 2008 was $111,719. Management estimates future minimum lease payments for the remaining years under lease to approximate the annual expense incurred for the year ended December 31, 2008, subject to increases in the base rent based on consumer price index adjustments.

Contingencies:

From time to time, the Company may become involved in litigation matters arising in the ordinary course of business.

NOTE 4 - GOING CONCERN

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. For the year December 31, 2008, the Company incurred net losses of $1,257,439.

The Company's continued existence is dependent upon its ability to raise capital. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

                                 MASTERBEAT, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008


NOTE 5 - FIXED ASSETS

Fixed assets at December 31, 2008 consisted of the following:

                                                                    2008
                                                                 ---------
     Computer Equipment                                          $  58,585
     Software                                                       49,282
     Office Equipment and Furniture                                 58,283
                                                                 ---------
                                                                   166,150
     Less:  Accumulated depreciation                               (44,609)
                                                                 ---------

                                                                 $ 121,541
                                                                 =========

Depreciation expense for the year ended December 31, 2008 amounted to $44,609.

NOTE 6 - INTANGIBLE ASSET

The Company engaged an independent third party to develop a website providing consumers the ability to purchase and download audio tracks or albums. The website offers a "consumer friendly" platform that provides a customer with a full range of services including the ability to preview tracks before buying them, read reviews, view top sellers and obtain information about live events on the horizon. The website was further developed to communicate with the Company's internal accounting software and the Company's external credit card processor making the point of sale process completely automated.

In accordance with FASB ASC 350-40(SOP 98-01, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use") and FASB ASC 350-50(EITF 00-02, "Accounting for Web Site Development Costs"), management grouped the costs incurred at each stage of the development and determined the useful life to amortize the costs over. Through December 31, 2008, management determined that an aggregate $312,500 of the costs incurred relating to the development and enhancement of its internal-use website should be capitalized. The Company has classified $78,971 of the capitalized amount as being "software related" with a useful life of 5 years, $183,529 as being either "hardware related" with a useful life of 10 years and $50,000 as being significant improvements with a useful life of 10 years.

                                 MASTERBEAT, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008


NOTE 6 - INTANGIBLE ASSET (Continued)

The Company's website was launched in January of 2008 and final delivery of source fields and project assets were obtained during the 1st Quarter of 2008. For ease of financial reporting, the Company began amortizing the capitalized costs as of January 1, 2008. The $50,000 allocated to significant improvements was completed on September 1, 2009. The Company will amortize capitalized costs using the straight-line method over the useful life of the asset.

The following table summarizes the allocation of capitalized costs, the useful life estimation and the amount amortized as of December 31, 2008:

                     Gross Amount      Useful        Completion          Amortization      Net Amount
                     Capitalized       Life            Date                Year 1         Capitalized
                     -----------       ----            ----                ------         -----------
Software costs        $ 78,971         5 yrs     January 1, 2008          $ 15,794          $ 63,177
Hardware costs         183,529        10 yrs     January 1, 2008            18,353           165,176
Improvements            50,000        10 yrs     September 1, 2008           1,667            48,333
                      --------                                            --------          --------
    Totals            $312,500                                            $ 35,814          $276,686
                      ========                                            ========          ========

NOTE 7 - EVALUATION OF LONG-LIVED ASSET

In accordance with FASB ASC 360-10, "Accounting for the Impairment or Disposal of Long-Lived Assets", Management evaluates the recoverability of long-lived assets on an annual basis. No impairment adjustments were determined necessary as of December 31, 2008.

NOTE 8 - SUBSEQUENT EVENT

On December 18, 2009, Green Mountain Recovery, Inc. (the "Registrant"), a Delaware corporation, entered into a Share Exchange Agreement (the "Exchange Agreement") with the Company. Pursuant to the terms of the Exchange Agreement, the Shareholders agreed to transfer all of the issued and outstanding limited liability units in the Company to the Registrant in exchange for the issuance of an aggregate of 8,500,000 shares of the Registrant's common stock to the Shareholders, thereby causing the Company to become wholly-owned subsidiary of the Registrant.

The Company has evaluated subsequent events through March 17, 2010, the date its financial statements were issued, and concluded there were no other events or transactions occurring during this period that required recognition or disclosure in its financial statements.